UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2009

SUBURBAN PROPANE PARTNERS, L.P.
 (Exact name of registrant as specified in its charter)

Delaware	1-14222	22-3410353
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Route 10 West, Whippany, New Jersey	07981
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 887-5300

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Tri-Annual Meeting of the Unitholders (the “2009 Tri-Annual Meeting”) of Suburban Propane Partners, L.P. (“Suburban”) has been tentatively scheduled to occur during the summer of 2009. Suburban’s proxy statement dated September 1, 2006 (the “2006 Proxy Statement”) for the Tri-Annual Meeting held on October 17, 2006 indicated that the next Tri-Annual Meeting would be held in April 2009. Because the expected date of the 2009 Tri-Annual Meeting represents a change of more than 30 days from the date initially disclosed, in accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Suburban is informing Unitholders of such change.

In addition, as a result of this change in timing, certain notice deadlines provided in the 2006 Proxy Statement, under the heading “Questions and Answers about the Tri-Annual Meeting”, “When are the Unitholder Proposals for the Next Annual Meeting of Unitholders Due?”, have changed.

If a Unitholder intends to present any proposal for inclusion in Suburban’s proxy statement for the 2009 Tri-Annual Meeting in accordance with Rule 14a-8 under the Exchange Act, for consideration at the 2009 Tri-Annual Meeting, the proposal must be received by the Board of Supervisors at Suburban’s executive offices at One Suburban Plaza, 240 Route 10 West, Whippany, New Jersey 07981-0206 no later than April 1, 2009. Such proposal must also meet the other requirements of the rules of the United States Securities and Exchange Commission relating to stockholders’ proposals. This deadline will also apply in determining whether the notice is timely for purposes of exercising discretionary voting authority with respect to proxies for purposes of Rule 14a-4(c) under the Exchange Act.

Suburban will consider candidates for the Board of Supervisor suggested by our Unitholders, provided that the recommendations are made in accordance with the procedures set forth in Section 7.3 of Suburban’s Third Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”). In accordance with the terms of the Partnership Agreement, any Unitholder that beneficially owns 10% or more of the outstanding Common Units is entitled to nominate one or more individuals to stand for election as Elected Supervisors at a 2009 Tri-Annual Meeting by providing written notice thereof to the Board of Supervisors not later than the close of business on the tenth day following the date on which the date of the 2009 Tri-Annual Meeting is announced.

Suburban will announce the date of the 2009 Tri-Annual Meeting once such date is determined by Suburban.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUBURBAN PROPANE PARTNERS, L.P.

By: /s/ PAUL ABEL
Name: Paul Abel
Title: Vice President, General Counsel and Secretary

Date: February 27, 2009

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